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                                                                   EXHIBIT 10.75

                        MORTGAGE AND SECURITY AGREEMENT

          KNOW ALL MEN BY THESE PRESENTS, that COGEN TECHNOLOGIES NJ VENTURE, a joint venture and being also a New Jersey general partnership, with an address of 1600 Smith Street, Suite 5000, Houston, Texas 77002 (hereinafter called "Grantor"), for and in consideration of the PRUDENTIAL INSURANCE COMPANY OF AMERICA (the "Lender") agreeing to loan to the Grantor up to the principal amount of ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000), pursuant to the Term Loan Agreement dated as of November 1, 1987, between the Grantor and the Lender (as amended or modified from time to time, the "Loan Agreement" and all capitalized terms used herein shall have the same definition provided in the Loan Agreement unless otherwise specified herein) does hereby give, grant, bargain, sell, assign, transfer and set over unto the Lender (called "Grantee") the following described property, whether now owned or hereafter acquired (collectively, the "Security"):

Section 1. Security.
           ---------

          1.1 All right, title and interest of Grantor, whether now owned or hereafter acquired, in and to certain real estate including the buildings and improvements now or hereafter located thereon situated in the City of Bayonne, in the County of Hudson and State of New Jersey, as more particularly described in Schedu1e A, attached hereto and made a part hereof, and expressly including herein all land, water rights, flowage rights and other real property interests necessary to own and operate the cogeneration facility situated thereon (hereinafter collectively called the "Premises") whether such rights, title and interest are created or arise under and pursuant to the Lease Agreement ("Site Lease") between Bayonne Industries, Inc. and IMTT-Bayonne as Lessor and Grantor as Lessee dated October 18, 1986 and recorded in the office of the Hudson County Register in Book 3634 at page 1 or the Easement ("Easement") from Bayonne Industries, Inc. and IMTT - Bayonne as Grantor and Grantor hereunder as Grantee thereunder dated October 20, 1986 and recorded in the office of the Hudson County Register in Book 3634 at page 59, as either of the same may be from time to time further amended or supplemented, or whether Grantor's rights therein arise from its own ownership or otherwise.

          1.2 All right, title and interest of Grantor, whether now owned or hereafter acquired, in and to all personal property necessary to own and operate said cogeneration facility whether tangible or intangible, and expressly including herein all permits, governmental approvals and all

                                        Record and Return To:

                                        White & Case
                                        1155 Avenue of the Americas
                                        New York, New York 10036

                Prepared by:            /s/ DAVID G. DIETZE
                                        -------------------------------
                Type or Print Name:     David G. Dietze, Esq.

other property and contract rights necessary for the construction and operation of an approximately 165 megawatt gas-fired, combined cycle cogeneration facility located on the Premises.

          1.3 All right, title and interest of Grantor, whether now owned or hereafter acquired, in and to all of the following articles now and hereafter situated upon or within or being a part of the Premises, or used in connection therewith: all improvements on or to be constructed on the Premises, all building materials, supplies and all other tangible personal property intended for use in construction of improvements of all kinds, plumbing, heating, lighting, refrigerating, ventilating and air conditioning apparatus and equipment, garbage incinerators and receptacles, elevators and elevator machinery, boilers, tanks, motors, sprinkler and fire extinguishing systems, door bell and alarm systems, screens, awnings, screen doors, storm and other detachable windows and doors, mantels, built-in cases, counters, trees, hardy shrubs and perennial flowers, turbines, generators, lightning arrestors, switching equipment, relays, gates, electrical lines, conduits, and other equipment, machinery, furniture, furnishings and fixtures, as well as all articles of personal property now and hereafter affixed to, placed upon or used in connection with construction upon said Premises of, or the operation of said Premises for, a cogeneration facility, accessory uses, and all other purposes, whether or not included in the foregoing enumeration. Also, all additions, accessions, substitutions, and replacements of all the foregoing, together with cash and non-cash proceeds thereof, all of which are covered by this Mortgage and Security Agreement (hereinafter called "Mortgage") whether or not such property is subject to prior conditional sale agreements, chattel mortgages or other liens, Grantor hereby granting and conveying to Grantee, its successors and assigns, a security interest therein to the extent of Grantor's interest therein.

          1.4 All right, title and interest of Grantor, whether now owned or hereafter acquired, in, to and under all contracts and agreements with respect to the acquisition of portions of or interests in the Premises, as they may be amended from time to time, including without limitation, (a) the Assigned Contracts (as defined in the Loan Agreement) and (b) all lease agreements, use agreements and purchase agreements (including conditional sales agreements) belonging to Grantor, or in which Grantor has any interest, related to real estate or machinery, equipment and other personal property in the categories hereinabove set forth,

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under which Grantor is the lessee of, or entitled to use or purchase such real estate or items, including without limitation of the generality of the foregoing the Site Lease and the Easement, and Grantor agrees to execute and deliver to Grantee specific separate assignments to Grantee of such leases and agreements when requested by Grantee.

          1.5 All right, title and interest of Grantor, whether now owned or hereafter acquired, in, to and under all rents, profits, revenues, income, royalties, bonuses, rights, title, interest and benefits relating to the Premises, including without limitation those arising under any and all leases or tenancies now existing or hereafter created with respect to the Premises or any part thereof, including without limitation of the generality of the foregoing the Site Lease and the Easement, with the right to receive and apply the same to the Obligations (as hereafter defined), and Grantee may demand, sue for and recover such payments or benefits, but shall not be required to do so; provided, however, that except as provided in the Loan Agreement and the Project Documents and so long as no Event of Default (as defined in Section 3 hereof) is in existence the right to receive and retain such rents, issues, benefits and profits is reserved to Grantor. To carry out the foregoing, Grantor agrees (1) to execute and deliver to Grantee such additional assignments of leases and rents applicable to the Premises as the Grantee may from time to time reasonably request, while this Mortgage and the Obligations are outstanding, and further
(2) not to cancel, accept a surrender of, reduce the rentals under, anticipate any rentals under, or modify any such leases or tenancies, or consent to an assignment or further subletting thereof, in whole or in part, without Grantee's prior written consent. Nothing herein shall obligate the Grantee to perform the duties of the landlord or lessor under any such leases or tenancies unless and until Grantee shall agree to do so in writing.

          1.6 All right, title and interest of Grantor, whether now owned or hereafter acquired, in, to and under all judgments, awards of damages and settlements (insurance or otherwise) hereafter made as a result or in lieu of any taking of the Premises or any interest therein or part thereof under the power of eminent domain, including any award for change of grade of street or for any damage to the Premises or the improvements thereon or any part thereof, or the rights and easements appurtenant thereto or any part thereof.

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          As used in this Mortgage, the term "Obligations" shall mean all indebtedness, liabilities and obligations of Grantor to the Lender arising under, out of or in connection with the Loan Agreement, the Term Notes or the Project Documents (as these terms are defined in the Loan Agreement), whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses or otherwise, including, without limitation, the principal amount of, and accrued interest and premium (if any) on, the Term Notes and all other amounts due to Grantee from time to time.

          TO HAVE AND TO HOLD the aforegranted and bargained Security, with all the privileges and appurtenances thereof, to Grantee, its successors and assigns, to its and their use and behoof forever; PROVIDED NEVERTHELESS, that if Grantor pays to Grantee the sum of ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000), or so much thereof as is advanced under the Loan Agreement with interest and premium thereon and other charges, if applicable, in accordance with all the terms and conditions of the Loan Agreement, as the same may be renewed, extended and modified from time to time, and in accordance with all the terms and conditions of the Term Notes (as defined in the Loan Agreement) issued and/or to be issued pursuant to the Loan Agreement and all other obligations are paid and performed in full, then this Mortgage shall be void (and Grantee shall execute and deliver to Grantor, at Grantor's expense, an appropriate recordable release hereof), otherwise shall remain in full force.

          Section 2. Grantor's Covenants. Grantor covenants and agrees with Grantee as follows:

          2.1 Grantor holds good and indefeasible leasehold interest in the Site pursuant to the Site Lease and Easement and good and marketable title in fee simple in those portions of the Premises not constituting the Site, free from encumbrances, except for Permitted Liens and Permitted Exceptions, and has the right and power to, and may lawfully, mortgage the same, and Grantor shall and will warrant and defend the same to Grantee forever against the claims and demands of all persons, except as aforesaid. Grantor hereby agrees to execute and deliver, upon request of Grantee, such supplemental mortgages and security agreements (each a "Mortgage Supplement") as are necessary, in the sole discretion of Grantee, to make subject to the lien of this Mortgage Grantor's interest in such real and personal property, and interests therein, as shall be

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hereafter acquired by Grantor, with respect to the Premises. Such Mortgage
Supplements shall be executed and delivered to Grantee, its successors and assigns, contemporaneously with or within ten (10) days after such request. Grantor does hereby irrevocably constitute and appoint Grantee as its true and lawful attorney-in-fact with full and irrevocable power and authority, coupled with an interest, in the place and stead of Grantor and in the name of Grantor for the purpose of executing such Mortgage Supplements and any and all additional instruments which Grantee, in its sole discretion, deems necessary to secure Grantee's right hereunder, in the event Grantor does not execute such Mortgage Supplements in a timely manner.

          2.2 Grantor shall pay all sums secured hereby when due and shall perform all its obligations, covenants, agreements, terms, conditions and warranties contained herein or otherwise constituting Obligations.

          2.3 Except as permitted pursuant to Sections 8.3 and 9.2 of the Loan Agreement, Grantor shall pay, when due, all taxes and assessments of every type or nature levied or assessed against the Premises and any claim, lien or encumbrance against the Premises which may be or become prior to this Mortgage.

          2.4 Grantor shall keep the Premises insured as provided in the Loan Agreement and the Site Lease.

          2.5 Grantor (a) shall not remove, erect or demolish any building, structure or improvement now or hereafter erected upon the Premises or alter the design or structural character thereof and shall not remove, demolish or damage any of the Security hereunder, unless in compliance with the Loan Agreement or unless the Grantee shall first consent thereto in writing; (b) shall maintain the Premises in such good condition and repair as is necessary for the Facility to operate efficiently in accordance with the Performance Adequacy (as defined in the Loan Agreement), or to meet any applicable requirements of insurance policies and accepted industry standards for similar properties, provided, however, that Grantor is not hereby required to make any replacement, repair, betterment, renewal or addition not required by the Loan Agreement; (c) shall not commit or suffer waste thereof; and (d) shall comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the Premises including without limitation of the generality of the foregoing, any requirements of the New Jersey Department of Environmental Protection or other

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agency of federal, state or local government with respect to environmental conditions on the Premises, and will not permit any violation thereof, to the extent necessary to permit Grantor to continue to operate the Project in the manner contemplated by the Loan Agreement.

          2.6 Anything herein to the contrary notwithstanding, Grantor shall remain liable under each contract, agreement or instrument included in the Security (each of which is herein referred to as an "Assigned Agreement") to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Assigned Agreement. Grantee shall not have any obligation or liability under any Assigned Agreement by reason of or arising out of this Mortgage or the assignment to Grantee of any payment relating to any Assigned Agreement, nor shall Grantee be required or obligated in any manner (a) to perform or fulfill any of the obligations of Grantor under or pursuant to any Assigned Agreement; (b) to make any payment, or to make any inquiries as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Assigned Agreement; or (c) to present or file any claim, or to take any action, to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          2.7 At the request of Grantee, Grantor shall join with Grantee in executing one or more financing statements pursuant to the Uniform Commercial Code now in effect in the State of New Jersey, in form satisfactory to the Grantee, and shall pay the cost of filing or recording same and of filing and recording this Mortgage in all public offices wherever filing or recording is deemed in the sole discretion of the Grantee to be necessary and desirable. In addition, Grantor irrevocably authorizes Grantee to file at any time financing statements without Grantor's execution thereof, indicating Grantee's security interest hereunder.

          2.8 At any time the then existing use or occupancy of the Premises shall, pursuant to any zoning or other law, ordinance or regulation, be permitted only so long as such use or occupancy shall continue, Grantor shall not cause or permit such use or occupancy to be discontinued without the prior written consent of Grantee provided, however, that the foregoing shall not apply to any law, ordinance or regulation to the extent preempted by operation of the Federal Power Act.

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          2.9 Upon written request therefor by Grantee to Grantor, Grantor shall pay to Grantee on a monthly basis as hereafter set forth a sum equal to the municipal and other governmental real estate and personal property taxes and other assessments next due on the Premises described in this Mortgage and all premiums next due for fire and other casualty insurance required of Grantor hereunder, less all sums already paid therefor, divided by the number of months to elapse not less than one (1) month prior to the date when said taxes and assessments will become delinquent and when such premiums will become due.
Should there be insufficient funds so deposited with Grantee for,said taxes, assessments and premiums when due, Grantor shall upon demand by Grantee promptly pay to Grantee amounts necessary to make such payments in full; any surplus funds may be credited toward future such taxes, assessments and premiums; if Grantee shall have commenced foreclosure proceedings, Grantor agrees that Grantee may apply such funds toward the payment of the Obligations without causing thereby a waiver of any rights, statutory or otherwise, and specifically such application shall not constitute a waiver of any rights statutory or otherwise, of the right of foreclosure hereunder. Grantor hereby assigns to Grantee all the foregoing sums so held hereunder for such purpose. In the event Grantee requires Grantor to deposit funds with Grantee pursuant to this Section 2.9, Grantee shall use such funds to pay for all taxes, assessments and insurance relating to the Premises to the extent funds are available therefor.

          2.10 Grantor shall submit to Grantee for Grantee's examination and approval in writing prior to the execution, delivery and commencement thereof, all leases, tenancies and occupancies of the Premises and any part thereof; any such leases, tenancies and occupancies not so approved shall not be valid; and Grantor at its cost and expense, upon request of Grantee, shall cause any parties in possession of the Premises under any such leases, tenancies and occupancies not so approved to vacate the Premises immediately; and Grantor acknowledges that Grantee may from time to time at its option enter upon the Premises and take any other action in court or otherwise to cause such parties to vacate the Premises; the costs and expenses of Grantee in so doing shall be paid by Grantor to Grantee on demand thereof and shall be part of the indebtedness secured by this Mortgage as costs and expenses incurred to preserve and protect the Security; such rights of Grantee shall be in addition to all its other rights as mortgagee, including the right of foreclosure, for breach by Grantor of the requirements of this Mortgage.

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          2.11 Except for Permitted Liens, and except as permitted by Section
9.9 of the Loan Agreement, without Grantee's prior written consent, neither Grantor nor any subsequent owner of the Premises shall assign, mortgage or otherwise transfer or encumber the Premises or any part thereof, nor shall the Premises or any part thereof pass from Grantor or from any subsequent owner therefrom, either voluntarily, involuntarily, by operation of law or otherwise. This condition shall continue until all the Obligations are satisfied. Permission given or election not to foreclose or accelerate said indebtedness by Grantee, its successors or assigns, as to any one such event, shall not constitute a waiver of any rights of Grantee, its successors or assigns, as to any subsequent such event as to which this condition shall remain in full force and effect.

          2.12 Except as expressly required under any of the Project Documents, Grantor shall not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Premises of any part thereof.

          2.13 If an Event of Default shall have occurred and be continuing (whether before or after the exercise by Grantee of its right to obtain possession of the Premises and to cause Grantor to surrender possession of the Premises to Grantee), and if Grantor shall refuse to vacate the Premises upon demand by Grantee, Grantor shall pay to the Grantee, in addition to the obligations, the fair and reasonable rental value for the use and occupancy of the Premises and, upon default of any such payment, shall vacate and surrender possession of the Premises to Grantee, or its agent, attorney-in-fact or receiver, and in default thereof may be evicted by any summary action or proceeding provided by law for the recovery or possession of premises for nonpayment of rent.

          2.14 Full Performance Under the Site Lease. Grantor shall (a) fully and promptly perform all terms, covenants and conditions required by the lessor to be fulfilled or performed by the lessee under the Site Lease and Easement in accordance with the terms thereof, and (b) enforce the performance or observance of all terms, covenants, and conditions of the Site Lease and Easement required by the lessor to be performed or observed by the lessee with respect to any sublessee or assignee thereunder, in accordance with the terms of the Site Lease and Easement. If Grantor shall fail to so fully perform, Grantee may, but

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shall not be obligated to, take any action Grantee deems necessary or desirable to prevent or to cure any default by Grantor in the performance of or compliance with any of Grantor's covenants or obligations under the Site Lease. Grantor shall, immediately upon receipt thereof, furnish to Grantee copies of notices of default by the lessee under the Site Lease and Easement, received by Grantor from the lessor under the Site Lease and Easement, whether or not the lessor is required under the Lease to give any such notices to Grantee, and if any such notices are given to Grantor orally by the lessor, Grantor shall immediately furnish full particulars thereof to Grantee in writing. Upon receipt by Grantee from the lessor under the Site Lease and Easement, or upon receipt from Mortgagor, as aforesaid, of any such notice of default by the lessee under the Site Lease and Easement, Grantee may rely thereon and take any action to cure such default even though the existence or nature of such default shall be questioned or denied by Grantor or by any party on behalf of Grantor. Grantor hereby expressly grants to Grantee and agrees that Grantee shall have the absolute and immediate right to enter in and upon the Premises or any part thereof to such extent and as often as Grantee, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Grantor. Grantee may pay and expend such sums of money as Grantee in its sole discretion deems necessary for any such purpose, and Grantor hereby agrees to pay to Grantee, immediately and without demand, all such sums so paid and expended by Grantee, together with interest thereon from the date of each such payment at the Stipulated Interest Rate. All sums so paid and expended by Grantee, and the interest thereon, shall be added to the Obligations secured by this Mortgage and the Security. Grantor hereby assigns to Grantee all of Grantor's rights, privileges and prerogatives as lessee under the Site Lease to terminate, cancel, modify, change, supplement, alter or amend the Lease or any leasehold rights, and any such termination, cancellation, modification, change, supplement, alteration or amendment of the Site Lease and Easement or any leasehold rights thereunder, and any sublease, assignment or transfer under or with respect to the Site Lease and Easement or any such leasehold rights, whether voluntary or involuntary, by action or law or otherwise, without the prior written consent thereto by Grantee, shall be void and of no force and effect. Without in any way limiting the effect of the provisions of the preceding sentence, Grantor shall furnish to Grantee, simultaneously with the giving thereof, copies of any notices of default by the lessor under the Site Lease or Easement which Grantor may give to the Lessor. As further security,

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Grantor does hereby deposit with Mortgagee its original executed copies of the
Site Lease and all amendments thereto and assignments thereof, to be retained by Grantee until the Obligations are fully paid. Grantor represents and warrants that the documents delivered to Grantee under this Section 2.14 are the original executed Site Lease and Easement and all amendments thereto in their possession or control. So long as there is no breach of or default under any of the covenants or agreements herein contained to be performed by Grantor, or in the performance by Grantor of any of the terms, covenants, and conditions in the Site Lease and Easement contained, Grantee shall have no right to terminate, cancel, modify, change, supplement, alter or amend the Lease or any leasehold or easement rights.

Section 3. Default.
           --------

          3.1 Any Event of Default described in Section 10.1 of the Loan Agreement shall constitute an Event of Default hereunder, including without limitation any default or breach of any term, condition, covenant or agreement contained or referred to herein to be performed by Grantor that shall continue unremedied for the applicable period for cure set forth herein or in Section 10.1(g) of the Loan Agreement.

          3.2  If an Event of Default shall occur and be continuing:

          (a) Grantee is authorized at any time, without notice, in its sole discretion, except as otherwise provided in the Loan Agreement, to enter upon and take possession of the Premises or any part thereof, to perform any acts Grantee deems necessary or proper to conserve the Security, and to collect and receive all rents, issues and profits thereof, including those past due as well as those accruing thereafter.

          (b) Grantee shall be entitled to have a receiver appointed to enter and take possession of the Premises, or any part thereof, to perform any acts deemed necessary or proper to conserve the Security, and to collect the rents, issues and profits therefrom and apply the same as the court may direct.

          (c) Grantee may, at its discretion, require that any and all personal property constituting a portion of the Security hereunder be assembled and made available to Grantee at a place reasonably convenient to the

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      parties to be designated by Grantee. Grantee agrees to give not less than ten (10) days' notice to Grantor (which notice shall be deemed given three days after mailing when mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to Grantor as provided in
      Section 12.5 of the Loan Agreement), of the time and place of any public sale of any of the personal property Security or of the time any private sale or other intended disposition thereof, which provisions for notice Grantor and Grantee agree are reasonable; provided, however, that nothing herein shall preclude Grantee from proceeding as to both real and personal property in accordance with Grantee's rights and remedies with respect to the real property. Grantee shall have all of the remedies of a secured party under the Uniform commercial Code as now in effect in the State of New Jersey, and such further remedies as may from time to time hereafter be provided in New Jersey for a secured party. Grantor agrees that all rights of Grantee as to the personal property Security and as to the other Security, and rights and interests appurtenant thereto, may be exercised together or separately and further agrees that in exercising its power of sale as to the personal property Security and as to the other Security, and rights and interests appurtenant thereto, Grantee may sell the personal property Security or any part thereof, either separately from or together with the other Security, rights and interests appurtenant thereto, or any part thereof, all as Grantee may in its discretion elect. The reasonable expenses of pursuing, searching for, retaking, receiving, holding, storing, safeguarding, insuring, accounting for, advertising, preparing for sale or lease, selling, leasing, and the like, plus reasonable attorneys' fees, fees for certified public accountants, fees for auctioneers, fees for brokers and/or appraisers, fees for security guards, fees for hazard insurance premiums or any other costs or disbursements whatsoever incurred or contracted for by Grantee in connection with the real and personal property constituting the Security (including any of the foregoing incurred or contracted for by Grantee in connection with any bankruptcy or insolvency proceedings involving Grantor) shall all be chargeable to the real and personal property mortgaged and/or in which a secured interest is granted under this Mortgage, and then to Grantor. Subject to Section 12.4 hereof, Grantor will be liable to Grantee and on demand shall pay to Grantee any deficiency which may remain after such sale or other dispo-

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      sition, and Grantee agrees to remit to Grantor any surplus resulting therefrom after payment in full of the Obligations and such expenses of sale.

          (d) To the extent permitted by law, Grantee or the receiver shall have the right and power to take possession of all or any part of the property constituting the Security hereunder, and to exclude the Grantor and all persons claiming under the Grantor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Grantee may, from time to time, at the expense of the Grantor, make all such repairs, replacements, alterations, additions and improvements to and of said Security as the Grantee may deem proper. In such case, the Grantee shall have the right to manage and control said Security and to carry on the business and to exercise all rights and powers of the Grantor in respect thereto as the Grantee shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of said Security or any part thereof as the Grantee may see fit; and the Grantee shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the said Security and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Grantee may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the said Security or any part thereof, and all other payments which the Grantee may be required or authorized to make under any provision of this Mortgage (including legal costs and attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied to the payment of the obligations in such order or priority as the Grantee shall determine and, unless otherwise provided by law or by a court of competent jurisdiction, any surplus shall be paid over to the Grantor.

          (e) Grantee shall have such rights and remedies as may be given to grantee in the loan agreement, the term notes and the project documents, including but not limited to, the right to enter the premises or make

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      inspections before and after any default, and after any Event of Default the right to operate the Premises, or cause the Premises to be operated, and the right to expend additional sums, necessary in the judgment of Grantee, in order to operate the Premises, or cause the Premises to be operated, so aforesaid; all such additional sums so expended, with interest thereon at the rate of interest per annum that is at the applicable interest rate or rates set forth in the Loan Agreement and the Term Notes, shall be fully secured hereby as necessary to protect the security of this Mortgage.

          (f) If the lien of this Mortgage on any fixtures or personal property shall be subject to a conditional sale agreement or chattel mortgage covering such property, then in the event of any default hereunder all the right, title and interest of the Grantor in and to any and all deposits made thereon or therefor are hereby assigned to the Grantee, together with the benefit of any payments now or hereafter made thereon.

          (g) Grantee, at its option, is authorized to pay any claim, lien, encumbrance, tax assessment or premium with respect to the Premises, with right of subrogation thereunder, is authorized to make such repairs and take such steps as it deems advisable to prevent or cure waste on the Premises, and with respect to any action or proceeding, Grantee is authorized to appear in the action or proceeding, retain counsel therein at the reasonable expense of Grantor, and take such action therein as Grantee deems reasonably advisable to protect its Security hereunder. For any one or more of the above purposes Grantee may advance such sums of money as it deems necessary. Grantee shall have no responsibility with respect to the legality, validity and priority of any such claim, lien, encumbrance, tax, assessment, premium, action or proceeding, or the amount it deems necessary to be paid in satisfaction thereof, as long as it acts reasonably; Grantor shall pay to Grantee, immediately and without demand, all sums of money advanced or expended by Grantee pursuant to this paragraph, together with interest on each such advancement at the applicable interest rate or rates set forth in said Loan Agreement and Term Notes and all such sums and such interest thereon shall be secured hereby.

          (h) Grantee shall have the right of foreclosure and any and all other rights and remedies given to a mortgagee and secured party under the law of New Jersey, this Mortgage, the Loan Agreement and the Security Documents.

             (i) Grantee shall be authorized to exercise any other right or remedy afforded by law.

             (j) Grantee shall be under no obligation whatsoever to proceed first against any portion of the Security before proceeding against any other portion of the Security. It is expressly understood and agreed that all of the Security stands as equal security for all the Obligations and that Grantee shall have the right to proceed against any and all of the Security in any order, or simultaneously, as in its sole discretion it shall determine. It is further understood and agreed that if at any time Grantee shall have the right to sell or otherwise rely upon any of the Security, it may do so in any order or simultaneously, in part or in whole, as it in its sole discretion shall determine.

             (k) Upon any sale made under or by virtue of this Section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Grantee may bid for and acquire all or any part of the Security being sold and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Obligations of Grantor secured by this Mortgage the net proceeds of sale after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Mortgagee is authorized to deduct under this Mortgage, the Loan Agreement or at law. The Grantee, upon so acquiring the Security or any part thereof, shall be entitled to hold, rent, operate, manage or sell the same in any manner provided by applicable laws.

          Section 4. Future Advances. Upon request of Grantor, the Grantee may, at its sole option, from time to time make further advances in accordance with
Section 12.8 of the Loan Agreement to Grantor to finance further improvements to the Premises, including the expansion of the to include a fourth turbine to the Facility. If by Grantee, Grantor shall execute and deliver to Grantee, one or more notes or other agreements evidencing every such further advance which may be made, and such notes or other agreements shall contain such terms and conditions as the Grantee may require. Grantor shall pay when due all such further advances with interest and other charges thereon, as applicable. Said further advances, each note and agreement evidencing the same, the Loan Agreement and the Term Notes shall all be secured hereby. All provisions of this Mortgage shall apply to each further advance as well as to all other indebtedness secured hereby, including, without limitation, all indebtedness under the Loan Agreement and the Notes.

          Section 5. No Waiver. No exercise by Grantee of any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver, or preclude the exercise, of any other right or remedy, including the right of foreclosure by Grantee, if an Event of Default shall occur or be continuing.

          No delay by Grantee in exercising any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default hereunder.

          Section 6. Additional Rights of Grantee.
                     ----------------------------

          6.1 Without affecting the liability of Grantor or any other person (except any person expressly released in writing) for performance of any Obligations secured hereby or for performance of any obligation contained herein, or in the Loan Agreement or the Term Notes, and without affecting the rights of Grantee with respect to any collateral not expressly released in writing, Grantor agrees that Grantee may at any time and from time to time, either before or after the maturity of the Term Notes and without notice or consent:

             (a) Release any person liable for payment or for performance of any of the Obligations;

             (b) Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Obligations, or modifying or waiving any of the Obligations, or subordinating, modifying or otherwise dealing with the lien or charge thereof;

             (c) Exercise or refrain from exercising or waive any right Grantee may have;

             (d)  Accept additional security of any kind; or

             (e) Release or otherwise deal with any Security, or part or parts thereof hypothecated hereby.

          6.2 Grantee shall have the right to accelerate the maturity of the obligations as provided in the Loan Agreement. In such event, in addition to and not in limitation of any and all other rights and remedies of Grantee pursuant hereto or under the Loan Agreement and the Project Documents or by law provided, Grantee shall have the right to take possession of the Premises and foreclose the lien hereof.

          6.3 Upon the completion of any sale made by Grantee hereunder, Grantee, or an officer of court empowered to do so, may execute and deliver to the accepted purchaser a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, claim, demand, right, title and interest of Grantor in and to the property and rights sold. Grantee, or such officer of the court, is hereby appointed the true and lawful attorney-in-fact of Grantor to make all necessary conveyances, assignments, transfers and deliveries of the Security and rights so sold and for that purpose Grantee, or such officer of the court, may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more Persons with like power to do so, Grantor hereby ratifying and confirming all that its attorney-in-fact or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Grantor, if so requested by Grantee, shall ratify and confirm any such sale by executing and delivering to Grantee or such purchaser all such instruments as may be advisable, in the judgment of Grantee, for the purpose, and as may be designated in such request. Any sale or sales made hereunder (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment of decree of foreclosure and sale or otherwise), to the extent not prohibited by law, shall operate to divest all the estate, claim, demand, right, title and interest whatsoever, whether at law or in equity, of Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Grantor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Grantor.

          6.4 Upon any sale made hereunder (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale or otherwise), Grantee may bid for and acquire the property and rights sold and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Obligations the proceeds of such sale remaining after deducting therefrom (i) the costs and expenses to Grantee, its agents and attorneys-in-fact and at law, and (ii) all expenses, liabilities and advances made or incurred by Grantee under this Mortgage or any Security Document, together with interest thereon per annum at the Stipulated Interest Rate on all advances made by Grantee and (iii) all taxes or assessments required by law to be paid out of the proceeds of such sale.

          Section 7. Priority. Any agreement hereafter made by Grantor and Grantee pursuant to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance to the extent allowed by law.

          Section 8. Notices.
                     --------

          8.1 All notices, requests, demands, and other communications provided for hereunder shall be given as provided in the Loan Agreement and shall be deemed to have been given as provided therein.

          8.2 Grantor hereby appoints, pursuant to Rule R.4:4-4 of the New Jersey Court Rules, The Corporation Trust Company, 2828 West State Street, Trenton, New Jersey 08608, as registered agent of the Managing Venturer, or, in his absence or inability to serve, any other person permitted by law as agent to receive service of process in connection with any suit or proceeding arising in respect of this Mortgage.

          Section 9. Waivers by Grantor.
                     -------------------

          9.1 Grantor waives to the fullest extent permitted by law, on behalf of itself and all Persons now or hereafter interested in the Premises or the Security, all rights under all appraisement, homestead, moratorium, valuation, exemption, stay, extension and marshalling statutes, laws or equities now or hereafter existing and agrees to the fullest extent permitted by law, that no defense based on any thereof will be asserted in any action enforcing this Mortgage.

          9.2 To the extent permitted by law, Grantor waives, on behalf of itself and all Persons now or hereafter interested in the Security, all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or under any power contained herein (including the power of sale) and all notices of seizure.

          Section 10. Power-of-Attorney. In addition to the powers-of-attorney otherwise granted by specific references herein, Grantor does hereby irrevocably constitute and appoint Grantee as its true and lawful attorney-in-fact with full and irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in the name of the Grantee, for the purpose of, upon the occurrence and continuance of an Event of Default hereunder, carrying out the terms of this Mortgage, to take any and all action and to execute any and all instruments which may be necessary to accomplish the purposes of this Mortgage. This power-of-attorney is a power coupled with an interest and shall be irrevocable.

          Section 11. Performance by Grantee of Grantor's Obligations. If Grantor fails to perform or comply with any of its agreements contained herein and the Grantee, as provided for by the terms of this Mortgage, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Grantee incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Stipulated Interest Rate shall be payable by Grantor to the Grantee on demand and shall constitute obligations secured hereby.

          Section 12. Miscellaneous.
                      --------------

          12.1 The covenants and agreements herein contained shall bind, and the benefits and advantages thereof shall inure to, the respective successors and assigns of Grantee and the respective permitted successors and assigns of Grantor, except that the Grantor may not assign or transfer any of its rights under this Agreement without the prior written consent of the Grantee.

          12.2 If any obligation or portion of this Mortgage is determined to be invalid or unenforceable under law, it shall not affect the validity or enforcement of the remaining obligations or portions hereof.

          12.3 Wherever appropriate herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

          12.4 Notwithstanding anything to the contrary contained in this Mortgage or in any of the Project Documents, no recourse under or upon any obligation contained in this Mortgage shall be had against the Partners or any partner, stockholder, director, officer or employee thereof, and the Lender expressly waives and releases all right to assert liability under this Mortgage, any Term Note or any other Project Document against, or to satisfy any claim arising hereunder or thereunder against, any such Person out of any assets of any such Person other than the interest of any such Person in the Security; provided, however, that nothing in this Section 12.4 shall be deemed to release a Partner from liability for its fraudulent actions or from any of its obligations or liabilities under any agreement, document, instrument or certificate executed by such Partner in its individual capacity in connection with the transactions contemplated by this Mortgage and the other Project Documents.

          12.5 To the extent that any obligation or portion of this Mortgage is determined to conflict with any obligation or portion of the Loan Agreement, such obligation or portion of the Loan Agreement shall govern.

          12.6 Certain Rights of Grantee in the Event of Bankruptcy of Lessor under Site Lease. The lien of this mortgage includes and attaches to all of Grantor's rights and remedies at any time arising under or pursuant to section 365(h) of the Bankruptcy Code, 11 U.S.C. (S) 101 et seq. (the "Bankruptcy Code") and any related provisions as the same, or any law replacing it, may be in effect from time to time, including but not limited to all of Grantor's rights to remain in possession of the mortgaged premises.

          In the event of the filing by or against the Lessor under the Site Lease ("Lessor") of a petition for relief under the Bankruptcy Code, Grantor shall not without Grantee's prior written consent elect to treat the Site Lease or Easement as terminated or to remain in possession of the mortgaged premises under section 365(h)(1) of the Bankruptcy Code and any related provisions as the same, or any law replacing it, may be in effect from time to time. Any such election made without Grantee's prior written consent shall be void.

          Grantor hereby unconditionally assigns, transfers and sets over to grantee all of Grantor's claims and rights to the payment of damages arising from any rejection by the Lessor of the Site Lease or Easement under the Bankruptcy Code. Grantee shall have the right to proceed in its own name or in the name of Grantor in respect to any claim, suit, action or proceeding relating to the rejection of the Site Lease, including but not limited to the right to file and prosecute, to the exclusion of Grantor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the Lessor under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional ssignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the obligations shall have been satisfied and discharged in full. Any amounts received by Grantee as damages arising out of the rejection of the Site Lease or Easement as aforesaid shall be applied first to all costs and expenses of Grantee (including but not limited to attorneys' fees and expenses) incurred in connection with the exercise of any of Grantee's rights or remedies under this Section 12.6 and then to reduction of the Obligations.

          If pursuant to seciton 365(h)(2) of the Bankruptcy Code as the same, or any law replacing it, may be in effect from time to time, Grantor seeks to offset against the rent or any other sums reserved in the Site Lease or Easement the amount of any damages caused by the non-performance by the Lessor of any of its obligations under the Lease after the rejection by the Lessor of such obigations and the Site Lease or Easement under the Bankruptcy Code, Grantor shall, prior to effecting such offset, give the Grantee notice of its intent so to do, setting forth the amounts proposed to be so offset and the basis therefor, and Grantor shall not effect any such offset unless it shall have obtained the prior written consent of Grantee. Grantor shall indemnify and save Grantee harmless from and against any and all claims, demands, actions, suits, proceedings, damage, losses, costs and expenses of every nature whatsoever (including but not limited to, attorneys' fees and expenses) arising from or relating to any offset by Grantor against the rent reserved in the Site Lease or Easement.

          If any action, proceeding, motion or notice shall be commenced or filed in respect of the Lessor in connection with any case under the Bankruptcy code, the Grantee shall have the option, to the exclusion of Grantor, exercisable upon notice from Grantee to Grantor, to conduct and control any such litigation with counsel of Grantee's choice.

Grantee may proceed in its own name or in the name of Grantor in connection with any such litigation, and Grantor agrees to execute any and all powers, authorizations, consents or other documents required by the Grantee in connection therewith. Grantor shall, upon demand, pay to Grantee all costs and expenses (including but not limited to attorneys' fees and expenses) paid or incurred by Grantee in connection with the prosecution or conduct of any such proceedings. Any such costs or expenses not paid by Grantor as aforesaid shall be added to the Obligations and secured by this Mortgage and the Security. Grantor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Site Lease or Easement in any such case under the Bankruptcy Code without the prior written consent of Grantee.

          Grantor shall promptly after obtaining knowledge thereof notify Grantee by telephone of any filing by or against the Lessor of a petition under the Bankruptcy Code. Grantor shall thereafter forthwith give written notice of such filing to Grantee, setting forth any information available to Grantor as to the date of filing, the court in which such petition was filed, and the relief sought therein. Grantor shall promptly deliver to Grantee following receipt thereof any and all notices, summonses, pleadings, applications and other documents received by Grantor in connection with any such petition and any proceedings relating thereto or in connection therewith.

          12.7 Lien on Greater Estate. If Grantor shall, at any time before payment in full of the obligations acquire fee title or any other greater estate to the premises demised by the Site Lease and Easement, the lien of this Mortgage shall separately attach, extend to, and cover and be a lien upon, such fee title or other greater estate, and Grantor shall, upon request, execute such documents and take such actions as Grantee deems necessary or advisable to perfect or publicly record Grantee's rights therein.

          12.8 Lessor waiver Under the Site Lease. No release or forebearance on the part of the Lessor or any of the Grantor's obligations under the Site Lease, pursuant to the Site Lease or otherwise, shall release Grantor from any of its obligations to Grantee under this Mortgage.

                  GRANTOR ACKNOWLEDGES RECEIPT OF A TRUE COPY
                       OF THIS MORTGAGE WITHOUT CHARGE.

          IN WITNESS WHEREOF, Grantor has caused this instrument to be executed under seal by its representative thereunto duly authorized, all as of the 15th day of December, 1988.

ATTEST:                               COGEN TECHNOLOGIES NJ VENTURE
                                      a New Jersey General Partnership

                                      By Cogen Technologies NJ, Inc.
                                      a Delaware corporation,
                                      Managing Venture

                                            /S/ LAWRENCE THOMAS
(SEAL) __________________________     By ______________________________
                                         Vice President

                    Type or Print Name   Lawrence Thomas
                                         ______________________________

STATE OF NEW YORK               )
                                )       ss.:
COUNTY OF NEW YORK              )

        On this 29th day of December, 1988 before me personally came Lawrence Thomas, to me known, who, being by me duly sworn, did depose and say that he resides at 3826 Olympia, Houston, Texas 77019; that he is the Vice President of Cogen Technologies NJ, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the Board of Directors of said corporation as the free act and deed of Cogen Technologies NJ, Inc. and Cogen Technologies NJ Venture and his free act and deed in his said capacity.

                                                  /S/  LEENA I. HILIVIRTA
                                              _________________________________
                                              Notary Public

                                              Leena I. Hilivirta
                        Type or Print Name:   _________________________________
                                              Notary Public, State of New York
                                              No. 31-4913776
                                              Qualified in New York County
                                              Commission Expires Dec. 7, 1989

                                  Schedule A

         Leasehold interest of Grantor under the Lease Agreement dated October 20, 1986, recorded in the Office of The Hudson County, New Jersey, Register in Book 3634 at Page 1, covering the parcel described below:

Easements created under the Easement dated October 20, 1986 recorded in the Office of The Hudson County, New Jersey Register in Book 3634 at Page 59, as amended by First Amendment to Easement Agreement dated December 15, 1988 from Bayonne Industries, Inc. and IMTT-Bayonne, as grantor, to Grantor hereunder, or grantee, covering the parcels set forth below:

ITEM NO. 4 - Continued                          TITLE NO. 8824-60268
                                                FIRST - REVISED


                         TRACT I: (LEASEHOLD PARCEL)

   BEGINNING at a point in a northeasterly corner of the herein described parcel, all as shown on a map entitled "Proposed Access Easement and Lease Area for Bayonne Industries", dated as revised to October 23, 1986, prepared by Hirth Weidener Associates, said point also being the termination of course number 27 of a twenty (20) foot wide access easement and running; thence,

(1) South 36 degrees 03 minutes 14 seconds East, distant 77.29 feet to a point in the most easterly line of the herein described tract; thence,

(2) South 5 degrees 33 minutes 58 seconds West, along said easterly line, distant 192.22 feet to a point being the southeasterly corner of the herein described tract; thence,

(3) North 84 degrees 26 minutes 02 seconds West, along the southerly line of the proposed leased area, distant 609.64 feet to a point; thence,

(4) North 5 degrees 33 minutes 58 seconds East, along the westerly line of the herein described parcel, said line being parallel with and distant 16 feet easterly from the easterly wall of an existing one story metal building, distant
312.03 feet to a point; thence,

(5) North 51 degrees 31 minutes 01 seconds East, distant 47.43 feet to a point in the northerly line of the herein described parcel; thence,

(6) South 84 degrees 26 minutes 02 seconds East, along said northerly line, distant 429.71 feet to a point; thence,

(7) South 5 degrees 33 minutes 58 seconds West, distant 95.00 feet to a point; thence,

(8) South 84 degrees 26 minutes 02 seconds East, distant 94.51 feet to the above described point or place of BEGINNING.

    The above described parcel is a portion of Bayonne Industries property leased by Cogen Technologies NJ Venture, all as shown on the previously described map. Revised October 23, 1986, and last revised December 15 1988.

                                 - continued -

ITEM NO. 4 - Continued                          TITLE NO. 8824-60268   - 2 -
                                                FIRST - REVISED

                         TRACT II: (BOILERHOUSE ONLY)

BEGINNING at a point in the most southwesterly corner of the here described parcel, said point being 741.86 feet as measured at right angles from the bulkhead line located along the Kill Van Kull and from said point running; thence,

(1) North 23 degrees 15 minutes 59 seconds West, along the most westerly line of the herein described tract, distant 155.81 feet to a point; thence,

(2) North 66 degrees 44 Minutes 01 seconds East, along the northerly line of said parcel, distant 98.30 feet to a point, said point being distant 456.52 feet as measured at right angles from the easterly line of the overall tract; thence,

(3) South 23 degrees 15 minutes 59 seconds East, along said easterly line of the herein described parcel, distant 155.81 feet to a point; thence,

(4) South 66 degrees 44 minutes 01 seconds West, along the southerly line of the herein described parcel, distant 98.30 feet to the above described point or place of BEGINNING.

    THE above description is for a parcel of land 155.81 x 98.30 feet in which is contained a boiler house building. Specifically excluded from said lease are portions of the first and second floor which are to remain in the control of the leasor.

           TRACT III: (UPPER EASEMENT - B/T R.R. & EAST 22ND STREET)

   BEGINNING at a point in the southerly right-of-way line of East "Twenty-second Street where the same is intersected by the westerly line of lands now or formerly Southern Cotton Oil Company, as shown on a map entitled "Map Showing Proposed Access Easement for Bayonne Industries, City of Bayonne, Hudson County, New Jersey" revised dated October 23, 1986, prepared by Hirth Weidener Associates and running; thence.

(1) South 5 degrees 38 minutes 40.8 seconds West, along said westerly line of lands now or formerly Southern Cotton Oil Company, distant 248.18 feet to a point; thence,

                                 - continued -

ITEM NO. 4 - Continued                          TITLE NO. 8824-60268   - 3 -
                                                FIRST - REVISED


(2) South 84 degrees 21 minutes 19.2 seconds East, along the southerly line or the aforesaid Southern Cotton Oil Company, distant 19.87 feet to a point in the easterly line of a proposed 20 foot wide access easement; thence,

(3) South 3 degrees 17 minutes 01 seconds East, along said easterly line, distant 281.10 feet to a point; thence,

(4) South 4 degrees 36 minutes 12 seconds East, continuing along the same, distant 303.68 feet to a point; thence,

(5) South 12 degrees 36 minutes 58 seconds East, still along the same, distant
233.20 feet to a point; thence,

(6) South 6 degrees 27 minutes 25 seconds East, still along the said easterly line of a proposed 20 foot wide access easement, distant 185.47 feet to a point in the northerly line of lands now or formerly Bayonne Industries and the southerly line of the Central Railroad of New Jersey, Constable Hook Branch;, thence,

(7) North 84 degrees 21 minutes 19 seconds West, along said southerly line of the Central Railroad of New Jersey, distant 20.46 feet to a point in the westerly line of the proposed 20 foot wide access easement; thence,

(8) North 6 degrees 27 minutes 25 seconds West, along said westerly line, distant 180.10 feet to a point; thence,

(9) North 12 degrees 36 minutes 58 seconds West, still along the same, distant
233.53 feet to a point; thence,

(10) North 4 degrees 36 minutes 12 seconds West, continuing said westerly line, distant 305.31 feet to a point; thence,

(11) North 3 degrees 17 minutes 01 seconds West, still along said westerly line of the 20 foot wide access easement, distant 223.38 feet to a point; thence,

(12) North 34 degrees 49 minutes 18 seconds West, distant 161.13 feet to a point in the easterly line of lands now or formerly Kenrich Petrochemicals, Inc.; thence,

                                 - continued -

ITEM NO. 4 - Continued                          TITLE NO. 8824-60268   - 4 -
                                                FIRST - REVISED


(13) North 7 degrees 1.9 minutes 21.8 seconds East, along said easterly line of lands now or formerly Kenrich Petrochemicals. Inc., distant 184.69 feet to a point in the southerly right-of-way line of Hook Road; thence,

(14) South 82 degrees 41 minutes 49.2 seconds East, along said southerly right-of-way line, distant 20.07 feet to a street line jog; thence,

(15) North 5 degrees 38 minutes 40.8 seconds East, distant 1.92 feet to a point in the southerly right-of-way line of the aforesaid East Twenty-second Street; thence,

(16) South 84 degrees 21 minutes 19.2 seconds East, distant 70.00 feet to the above described point or place of BEGINNING.

   The above description is intended to be an easement having a variable to 20 foot width which crosses lands of Bayonne Industries from East Twenty-second Street in a southerly direction to the southerly line of Central Railroad of New Jersey, Constable Hook Branch, all is shown on the above recited map.

   The crossing of the lands of Central Railroad of New Jersey, Constable Hook Branch by courses 6 and 8 does not imply ownership in said lands and is subject to crossing agreement cited under Rights and Easements as number 10 on the aforementioned map. Revised October 23, 1986, and last revised December 15, 1988.

                TRACT IV: LOWER EASEMENT (R.R. TO BOILERHOUSE)

   BEGINNING at a point in the southerly right-of-way line of Central Railroad of New Jersey, Constable Hook Branch, where the same is intersected by the westerly line of a proposed 20 foot wide access easement, said point of beginning being the following courses and distances from where the southerly right-of-way line of Hook Road is intersected by the easterly line of lands now or formerly Kenrich Petrochemicals, Inc. and from said point running; thence,

A. South 7 degrees 19 minutes 21.8 seconds West, along said easterly line of lands now or formerly Kenrich Petrochemicals, Inc., distant 184.69 feet to a point; thence,

                                 - continued -

ITEM NO. 4 - Continued                          TITLE NO. 8824-60268   - 5 -
                                                FIRST - REVISED


B. South 34 degrees 49 minutes 18 seconds East, distant 161.13 feet to a Point; thence,

C. South 3 degrees 17 minutes 01 seconds East, distant 223.38 feet to a point; thence,

D. South 4 degrees 36 minutes 12 seconds East, distant 305.31 feet to a point; thence,

E. South 12 degrees 36 minutes 58 seconds East, distant 233.53 feet to a point; thence,

F. South 6 degrees 27 minutes 25 seconds East, distant 180.10 feet to a point and the place of Beginning and running; thence,

(1) South 84 degrees 21 minutes 19 seconds East, along said southerly line of the Central Railroad of New Jersey, Constable Hook Branch, distant 20.46 feet to a point; thence,

(2) South 6 degrees 27 minutes 25 seconds East, along the easterly line of the proposed easement, distant 40.99 feet to a bend point; thence,

(3) South 51 degrees 15 minutes 32 seconds East, distant 167.90 feet to a point; thence,

(4) South 88 degrees 43 minutes 55 seconds East, along the northerly line of said access easement, distant 240.55 feet to a point; thence,

(5) South 62 degrees 22 minutes 50 seconds East, continuing along the same, distant 128.36 feet to a point; thence,

(6) South 5 degrees 41 minutes 10 seconds West, along the easterly line of said access easement, distant 570.09 feet to a point; thence,

(7) South 28 degrees 32 minutes 04 seconds East, still along said easterly line of the proposed access easement, distant 524.82 feet to a point; thence,

(8) South 66 degrees 07 minutes 15 seconds West, distant 29.69 feet to a point in the easterly side of a proposed boiler building easement; thence,

(9) North 23 degrees 15 minutes 59 seconds West, along said easterly line of said boiler house lease, distant 20.00 feet to a point; thence,

(10) North 66 degrees 07 minutes 15 seconds East, 20 foot offset and parallel with course 8 above, distant 7.78 feet to a point; thence,

(11) North 28 degrees 32 minutes 04 seconds West, along the westerly line of proposed access easement, 20 foot distant and at right angles from course number 7, distant 486.75 feet to a

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

ITEM NO. 4 - Continued                          TITLE NO. 8824-60268   - 6 -
                                                FIRST - REVISED

point; thence,

(12) South 72 degrees 49 minutes 49 seconds West, along the southerly line of proposed access easement, distant 195.77 feet to a point; thence,

(13) North 22 degrees 10 minutes 53 seconds West, continuing along said access easement, distant 266.51 feet to a point; thence,

(14) North 82 degrees 57 minutes 54 seconds West, along the southerly line of said access easement, parallel with and 20 foot distant from course number 5, distant 22.74 feet to a point; thence,

(15) North 4 degrees 47 minutes 49 seconds East, along the westerly line of a proposed 20 foot wide access easement, distant 283.92 feet to a point; thence,

(16) North 4 degrees 22 minutes 54 seconds West, continuing along same, distant
155.20 feet feet to a point in the southwesterly line of said access easement; thence,

(17) North 51 degrees 15 minutes 32 seconds West, along the same, distant 167.47 feet to a point; thence,

(18) North 6 degrees 27 minutes 25 seconds West, still along the westerly line or the proposed access easement, distant 53.52 feet to a point in the southerly boundary of the Central Rail Road of New Jersey, Constable Hook Branch; said point being the above described point or place of BEGINNING.

   EXCLUDING therefrom the following parcel which is totally surrounded by said access easements as shown on the previously described map beginning a point in a northerly line of a 20 foot wide access easement where the same is intersected by the easterly line of 20 foot wide access easement and running; thence,

(1) North 4 degrees 47 minutes 49 seconds East, parallel with and distant 20 feet from course number 23 previously described, distant 266.29 feet to a point; thence,

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